UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2008

TERRA NOVA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606
(Address of principal execute offices, including zip code)

(312) 827-3600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement

             On June 20, 2008, Terra Nova Financial Group, Inc., a Texas corporation ("TNFG") and the Registrant, a Delaware corporation and formerly TNFG's wholly-owned subsidiary, Terra Nova Newco, Inc. ("Newco"), entered into a Reincorporation Agreement and Plan of Merger (the "Merger Agreement") which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

             Pursuant to the Merger Agreement, TNFG merged with and into Newco, for the purpose of changing TNFG's state of incorporation from Texas to Illinois (the "Reincorporation"). The Reincorporation became effective on June 20, 2008 (the "Effective Date"). The Reincorporation was accomplished pursuant to the Merger Agreement, which was approved by the stockholders of TNFG at the Annual Stockholders meeting on May 23, 2008. As a result of the Reincorporation and on the Effective Date, Newco is the surviving corporation, the name of the surviving corporation is Terra Nova Financial Group, Inc., the Certificate of Incorporation and Bylaws of Newco are the Certificate of Incorporation and Bylaws of the surviving corporation, and each share of common stock outstanding of TNFG prior to the Reincorporation is converted into one share of common stock of the Registrant. Other than the change in corporate domicile, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Registrant, nor did it result in any change in location of the Registrant's employees, including the Registrant's management. Furthermore, the Company's common stock will continue to trade on the OTCBB under ticker symbol "TNFG" and there is no change in the Registrant's CUSIP number.

             In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shares of common stock of the Registrant, as successor issuer to TNFG, are deemed to be registered under Section 12(b) of the Exchange Act.

             Each of the Registrant's currently effective certificate of incorporation and bylaws are attached as Exhibits 3.01 and 3.02, respectively and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

             The information set forth in Item 1.01 above is incorporated by reference into this Item 3.03.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

             The information set forth in Item 1.01 above is incorporated by reference into this Item 5.03.
Item 9.01	Financial Statements and Exhibits

              (d)       Exhibits

Exhibit No.	Exhibit
3.01	Articles of Incorporation of Terra Nova Financial Group, Inc. (Incorporated by reference to Exhibit No. 3.1 on the Registrant's Current Report on Form 8-K filed on June 10, 2008 and incorporated herein by reference.)
3.02	Bylaws of Terra Nova Financial Group, Inc. (Incorporated by reference to Exhibit No. 3.2 on the Registrant's Current Report on Form 8-K filed on June 10, 2008 and incorporated herein by reference.)
10.1	Reincorporation Agreement and Plan of Merger by and between Terra Nova Financial Group, Inc. and Terra Nova Newco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TERRA NOVA FINANCIAL GROUP, INC. (Registrant)

By: /s/ Michael G. Nolan
Michael G. Nolan, Chief Executive Officer
Date: June 24, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
3.01	Articles of Incorporation of Terra Nova Financial Group, Inc. (Incorporated by reference to Exhibit No. 3.1 on the Registrant's Current Report on Form 8-K filed on June 10, 2008 and incorporated herein by reference.)
3.02	Bylaws of Terra Nova Financial Group, Inc. (Incorporated by reference to Exhibit No. 3.2 on the Registrant's Current Report on Form 8-K filed on June 10, 2008 and incorporated herein by reference.)
10.1	Reincorporation Agreement and Plan of Merger by and between Terra Nova Financial Group, Inc. and Terra Nova Newco, Inc.